                           THE OAKMARK SMALL CAP FUND
     SUPPLEMENT DATED NOVEMBER 16, 1999 TO PROSPECTUS DATED JANUARY 4, 1999

                             ---------------------

James P. Benson, C.F.A., has become co-portfolio manager of The Oakmark Small Cap Fund with Steven J. Reid. Mr. Benson joined the Adviser as an investment analyst in 1997. Prior thereto, he had been an Executive Vice-President and Director of Equity Research for Ryan Beck & Co. Mr. Benson holds a M.M. in Finance from Northwestern University (1981) and a B.A. in Economics and Computer Science from Westminster College (1979).